                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT

                           Dated as of June 12, 1998

                                 by and between

                              THE WMF GROUP, LTD.
                                as the Company,

                                      and

                     HARVARD PRIVATE CAPITAL HOLDINGS, INC.
                                      and
                          CAPRICORN INVESTORS II, L.P.
                           as the Initial Purchasers

     This Registration Rights Agreement is made and entered into as of June 12, 1998, by and between The WMF Group, Ltd., a Delaware corporation (the "Company"), and Harvard Private Capital Holdings, Inc., a Delaware corporation, and Capricorn Investors II, L.P., a Delaware limited partnership (the "Initial Purchasers").

     This Agreement is entered into pursuant to the Stock Purchase Agreement (the "Purchase Agreement"), dated June 12, 1998, and Shareholders' Agreement (the Shareholders' Agreement) of the same date, both between Commercial Mortgage Investment Trust, Inc., a Virginia corporation, the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement and Shareholders' Agreement, and pursuant to Section 6(f) of the Shareholders' Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Initial Purchasers and their direct and indirect transferees.

     The parties hereby agree as follows:

1.  Definitions
    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Affiliate:  As to any specified Person, (i) any Person that directly or
     ---------
indirectly controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, and (iii) any Person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 5% or more of any class of equity securities.

     Agreement:  This Registration Rights Agreement, as the same may be amended,
     ---------
supplemented or modified from time to time in accordance with the terms hereof.

     Business Day:  With respect to any act to be performed hereunder, each
     ------------
Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or such other place where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

     CMIT:  Commercial Mortgage Investment Trust, Inc., a Virginia corporation.
     ----

     Closing Date:  June 12, 1998.
     ------------

     Commission:  The United States Securities and Exchange Commission.
     ----------

     Common Stock:  Common stock, $0.01 par value per share, of the Company.
     ------------

     Company:  The WMF Group, Ltd., a Delaware corporation, and any successor
     -------
corporation thereto.

     Controlling Person:  As defined in Section 8(a) hereof.
     ------------------                 ------------

     Exchange Date:  The date on which an Initial Purchaser exchanges its Shares
     --------------
for Exchange Shares pursuant to Section 6 of the Shareholders' Agreement.

     Exchange Shares:  Common Stock issuable upon exchange of the Shares issued
     ---------------
to the Initial Purchasers pursuant to the terms of the Purchase Agreement and the Shareholders' Agreement.

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations promulgated by the Commission thereunder.

     Holder:  Each registered holder of any Registrable Shares from time to
     ------
time, including the Initial Purchasers and their Affiliates.

     Initial Purchasers: Harvard Private Capital Holdings, Inc. and Capricorn
     ------------------
Investors II, L.P.

     Person:  An individual, partnership, corporation, trust, or unincorporated
     ------
organization, or government and any agency or political subdivision thereof.

     Proceeding:  An action, claim, suit or proceeding (including, without
     ----------
limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

     Prospectus:  The prospectus included in any Registration Statement,
     ----------
including any preliminary Prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

     Purchase Agreement:   As defined in the preamble.
     ------------------

     Register, registered and registration:  Such terms shall refer to a
     --------  ----------     ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     Registrable Shares:  The Exchange Shares and any shares of Common Stock
     ------------------
replacing or issued as a dividend on the Exchange Shares, upon original issuance thereof and at all times subsequent thereto, until, in the case of any such share, the earliest to occur of (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which either it is transferred in compliance with Rule 144 (or any similar provisions then in effect) or (iii) the date on which it is sold to the Company.

     Registration Expenses:  Any and all expenses incident to performance of or
     ---------------------
compliance with this Agreement, including without limitation: (i) all Commission, stock exchange, or other market registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with applicable rules and regulations), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Shares on any securities exchange or market pursuant to
Section 5(i) hereof, (v) the fees and disbursements of counsel for the Company
------------
and of the independent public accountants (including without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company (provided that Registration Expenses shall not include the fees and expenses of any counsel or accountants for the Holders) and (vi) any fees and disbursements customarily paid by issuers or sellers of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), but excluding underwriters' and brokers' discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder.

     Registration Statement:  Any registration statement of the Company that
     ----------------------
covers the issuance or resale of any of the Registrable Shares on an appropriate form, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

     Rule 144:  Rule 144 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 158:  Rule 158 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 424:  Rule 424 promulgated by the Commission pursuant to the
     --------
Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations promulgated by the Commission thereunder.

     Shareholders' Agreement:  As defined in the preamble.
     -----------------------

     Shares:  The shares of CMIT Common Stock and Class A Participating
     ------
Preferred Stock being offered and sold pursuant to the terms and conditions of the Purchase Agreement.

     Underwritten Offering:  A sale of securities of the Company to an
     ---------------------
underwriter or underwriters for reoffering to the public.

2.   Piggyback Registration
     ----------------------

     (a)  Piggyback Registration Rights and Notice of Registration.  The Company
          --------------------------------------------------------
shall notify all Holders in writing at least fourteen (14) days prior to filing any registration statement under the Securities Act for the purpose of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to offerings of securities of the Company by any shareholders of the Company, but excluding registration statements relating exclusively to any employee benefit plan or corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Shares then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Shares held by such Holder shall, within seven (7) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Shares such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Shares in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

     (b)  Right to Terminate Registration. The Company shall have the right, in
          -------------------------------
its sole discretion, to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or
           ---------
not any Holder has elected to include Registrable Shares in such registration.

     (c)  Underwriting. If a registration statement under which the Company
          ------------
gives notice under this Section 2 is for an Underwritten Offering, then the
                        ---------
Company shall so advise the Holders of Registrable Shares. In such event, the right of any Holder to include its Registrable Shares in a registration pursuant to this Section 2 shall be conditioned upon such Holder's
        ---------
participation in such underwriting and the inclusion of such Holder's Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Shares) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the shareholders
           -----                      ------
(including the Holders) requesting inclusion of their shares in such registration statement on a pro rata basis based on the total number of shares such shareholder has requested be included in such registration statement; provided, however, that the right of the underwriters to exclude shares
--------  -------
(including Registrable Shares) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Shares included in any such registration statement is not reduced below twenty-five percent (25%) of the total number of Registrable Shares requested to be included in the registration statement, and (ii) all shares that are not Registrable Shares and that are held by persons who are officers or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Shares are so excluded. If any Holder disapproves of the proposed terms of any such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s), delivered at least ten (10) Business Days prior to the date on which the Underwritten Offering is expected to commence. Any Registrable Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

     (d)  Holdback Agreement. By electing to include Registrable Shares in any
          ------------------
registration pursuant to Section 2 hereof, the Holder of the Registrable Shares
                         ---------
shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during such periods as are reasonably requested by the managing underwriter(s), if an Underwritten Offering, or the Company, in any other registration. Any period up to 180 days shall be deemed reasonable.

     (e) The Company shall not be obligated to effect, or to take any action to effect any such registration of Registrable Shares pursuant to this Section 2: in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in affecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act.

3.  Demand Registration.
    -------------------

     If the Company shall receive from one or more Holders a written request or requests that the Company effect a registration on any available Commission form covering the resale of the Registrable Shares and any related qualification or compliance under applicable state securities or "Blue Sky" laws with respect to all or a part of the Registrable Shares owned by such Holders, then the Company will:

     (a)  Notice. Promptly give written notice of the proposed registration and
          ------
the Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Shares; and

     (b)  Registration. As soon as practicable, use commercially reasonable best
          ------------
efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be
                         --------  -------
obligated to effect any such registration, qualification or compliance pursuant to this Section 3:
        ---------

          (i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) at an aggregate price to the public of less than $2,000,000;

          (ii)   if the Company has effected a registration pursuant to this
Section 3 during the 6-month period preceding the current registration request;
---------

          (iii) if the Board of Directors of the Company determines in its good faith judgment that it would be inadvisable or not in the best interest of the Company for such Registration Statement to be filed or declared effective at such time, and if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors has so determined, in such event the Company shall have the right (subject to the limitation set forth in the last sentence of the second paragraph of Section 6) to defer the filing of such Registration Statement or
             ---------
delay its effective date for a period of not more than 180 days after receipt of the request of the Holders under this Section 3;
                                      ---------

          (iv) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act.

     (c)  Limit on Requests. Each of the Initial Purchasers (or their assignees)
          -----------------
shall be entitled have effected at its request only one registration pursuant to this Section 3.
     ---------

     (d)  Option to File a Single Registration Statement. The Company may at any
          ----------------------------------------------
time, in its sole discretion, satisfy the obligations set forth in this Section
                                                                        -------
3 by filing one Registration Statement covering all of the Registrable Shares
-
and causing such Registration Statement to remain effective until the date that is two years after the latest Exchange Date.

     (e)  No Participation. The Company and its officers shall not be required
          ----------------
to participate in any underwritten offering pursuant to this Section 3 or to
                                                             ---------
participate in any "road show" or other selling effort relating to any offering pursuant to this Section 3.
                 ---------

4.  Expenses.   As between the Company and the Holders, the Company shall pay
    --------
all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. The Holder or Holders shall pay all broker's commissions and transfer taxes, if any, the fees and disbursements of counsel for the Holders, and any other expense not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder's Registrable Shares pursuant to any Registration Statement.

5.  Registration Procedures.
    -----------------------

    Subject to Sections 2 and 3 hereof, in connection with the obligations of
               ----------     -
the Company with respect to any registration pursuant to this Agreement, the Company shall use its commercially reasonable best efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with customary methods of sale or distribution, including through brokers' transactions and block trades. The Company shall:

     (a) prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable best efforts to cause such Registration Statement to become effective as soon as possible after filing and to remain effective, until the earlier of (i) the expiration of 120 days, (ii) such time as all outstanding Registrable Shares have been sold pursuant to a Registration Statement or have been transferred pursuant to Rule 144 or otherwise transferred in a manner that results in the transferred security being delivered not being subject to transfer restrictions under the Securities Act, or (iii) such time as there are no longer any outstanding Registrable Shares; provided, however, that in the event that sales of the Registrable Shares are
--------  -------
suspended pursuant to the last paragraph of this Section 5 or pursuant to
                                                 ---------
Section 6, then the 120-day period referred to in subpart (i) of this sentence
---------
shall be tolled until sales of the Registrable Shares may be resumed.

     (b)  subject to Section 5(h) hereof, prepare and file with the Commission
                     ------------
such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 5(a); cause each such Prospectus contained
                        ------------
therein to be supplemented by any required prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holder thereof;

     (c) furnish without charge to any Holder named in any Prospectus as many copies of such Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of any such Prospectus by such Holder in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

     (d) use its commercially reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 5(a)
                                                                    ------------
and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder;

     (e) notify each Holder promptly and, if requested by any Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
(ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made);

     (f)  during the period of time referred to in Section 5(a), use its
                                                   ------------
commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any enjoining order suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

     (g) upon request, furnish to each requesting Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (h)  except as provided in Section 7 hereof, upon the occurrence of any
                                ---------
event contemplated by Section 5(e)(iii) hereof, use its commercially reasonable
                      -----------------
best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (i) if the Company has listed its Common Stock on an exchange or automated quotation system, use its commercially reasonable best efforts (including, without limitation, seeking to cure any deficiencies (within the Company's control) cited by the exchange or automated quotation system in the Company's listing application) to list all Registrable Shares on such exchange or automated quotation system;

     (j) prepare and file in a timely manner all documents and reports pursuant to the Exchange Act which are incorporated by reference into any Registration Statement;

     (k) use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months which satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;

     (l) provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and

     (m) in connection with any sale or transfer of the Registrable Shares that will result in such securities no longer being restricted from resale without registration under the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least two (2) Business Days prior to any sale of the Registrable Shares.

     The Company may require each Holder to furnish to the Company such information regarding the proposed distribution by such Holder of Registrable Shares as the Company may from time to time reasonably request in writing and no Holder shall be entitled to be named as a selling securityholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company.

     Upon receipt of written notice from the Company of the happening of any event of the kind described in Section 5(e)(iii) hereof, the Holders will
                               -----------------
immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until the Holders' receipt of the copies of a supplemented or amended Prospectus. If so requested by the Company, the Holders will deliver to the Company (at the expense of the Company) all copies in their possession, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

6.  Black-Out Period.   Subject to the provision of this Section 6, following
    ----------------                                     ---------
the effectiveness of a Registration Statement (and the filings with any state securities commissions), the Company, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to the Registration Statement, if either of the following events shall occur: (i) the Board of Directors of the Company determines in good faith that sales pursuant to such Registration Statement would be inadvisable or not in the best interests of the Company, or (ii) the suspension of sales is necessary to correct a material misstatement or omission in the applicable Registration Statement. Upon the occurrence of such event, the Company shall use its commercially reasonable best efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable, so as to permit the Holders to resume sales of the Registrable Shares.

     In the case of an event which causes the Company to suspend the effectiveness of a Registration Statement (a "Suspension Event"), the Company may give written notice (a "Suspension Notice") to the Holders at the addresses set forth in the stock transfer records of the Company to suspend sales of the Registrable Shares so that the Company may amend or update the Registration Statement; provided, however, that such suspension shall continue only for so
           --------  -------
long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. In no case shall a suspension of sales pursuant to this Section 6 (which term shall include for this purpose any
                       ---------
deferral of filing or declaration of effectiveness of the applicable registration statement pursuant to Section 3(b)(iii)) continue for a total of
                                   -----------------
more than 180 days out of any 365-day period.

     The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement at any time after receipt of a Suspension Notice from the Company (and prior to receipt of an End of Suspension Notice (defined below)). If so requested by the Company, the Holders will deliver to the Company (at the expense of the Company) all copies in their possession, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event.

7.   Indemnification and Contribution.
     --------------------------------

     (a)  Indemnification by the Company. The Company agrees to indemnify and
          ------------------------------
hold harmless (i) each Initial Purchaser, (ii) each Holder, (iii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iii) being hereinafter referred to as a "Controlling Person"), and (iv) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchaser and each Holder or any Controlling Person as follows:

          (i) from and against any and all loss, claim, liability and damage whatsoever, as incurred, arising out of (A) violation by the Company of the Securities Act or applicable state securities laws in connection with an offering of Registrable Shares hereunder and (B) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that such indemnity with respect to any Prospectus shall not inure to the benefit of any Holder or Initial Purchaser (or any Controlling Person thereof) to the extent that any such loss, claim, liability, damage or expense arises out of such indemnified person's failure to send or give a copy of the revised final Prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such final Prospectus;

          (ii) from and against any and all loss, liability, claim and, damage whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

          (iii) from and against any and all expense reasonably incurred (including reasonable fees and disbursements of one firm of attorneys), in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

     provided, however, that this indemnity agreement does not apply to any
     --------  -------
Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

     (b)  Indemnification by Holders. Each Holder severally agrees to indemnify
          --------------------------
and hold harmless the Company, its directors, officers, partners, employees, representatives and agents (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against

          (i) any and all loss, liability, claim, damage and expenses whatsoever, as incurred, arising out of (A) any violation by the Holders of the Securities Act or applicable state securities laws in connection with the offering and (B) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) from and against any and all loss, liability, claim and, damage whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of such Holder, which consent shall not be unreasonably withheld; and

          (iii) from and against any and all expense reasonably incurred (including reasonable fees and disbursements of one firm of attorneys), in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

     but only with respect to such untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by such Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), and provided further, that no Holder shall be liable for any amount in excess of the
-------- -------
net proceeds received by such Holder from the sale of such Holder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be.

     (c)  Conduct of Indemnification Proceedings. Each indemnified party shall
          --------------------------------------
give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent
                                                ---------
that the indemnifying party is actually prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties
          --------  -------
reasonably
determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense, and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of not more than one counsel (and any necessary local counsel) for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into a settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

     (d)  Contribution. In order to provide for just and equitable contribution
          ------------
in circumstances in which the indemnity agreement provided for in this Section 7
                                                                       ---------
is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with it terms, the Company and a Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other. Relative fault shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission or alleged omission of a material fact relates to information supplied by or available to the Company on the one hand, or the Holder, on the other hand, and by the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No Holder shall be liable for any amount in excess of the net proceeds received from such Holder from the sale of such Holder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be. For purposes of this Section 7, each Person, if
                                                     ---------
any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Holder or the Company (as applicable) and its respective officers, directors, partners, employees, representatives and agents shall have the same rights to contribution as the Holder or the Company (as applicable). Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

     (e)  Survival.  The obligations of the Company and the Holders under this
          --------
Section 7 shall survive the completion of any offering of Registrable Shares
---------
pursuant to a Registration Statement or otherwise.

8.   Covenants of the Holders.  Each of the Holders hereby agrees (a) to
     ------------------------
cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder's Registrable Shares and filings with any state securities commissions as the Company may reasonably request, and (b) to deliver or cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder, as required by the Securities Act and any applicable state securities laws.

9.   Additional Shares.  The Company, at its option, may register under any
     -----------------
Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

10.  Termination of the Company's Obligations. The Company shall have no
     -----------------------------------------
obligations pursuant to this Agreement with respect to any request or requests for registration made by any Holder on a date more than two (2) years after the Exchange Date applicable to such Holder.

11.  No Other Obligation to Register. Except as otherwise expressly provided in
     -------------------------------
this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act or applicable state securities laws.

12.  Miscellaneous.
     -------------

     (a)  Remedies.   In the event of a breach by the Company or by a Holder of
          --------
any of their obligations under this Agreement, each Holder or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and the parties hereby further agree that, in the event of any action for specific performance in respect of such breach, the parties shall waive the defense that a remedy at law would be adequate. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     (b)  Amendments and Waivers.   The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and of Holders owning not less than 50% of the then outstanding Registrable Shares; provided, however, that,
                                                     --------  -------
for the purposes of this Agreement, Registrable Shares that are owned, directly or indirectly, by either the Company or an Affiliate of the Company shall not be deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of any other Holder may be given by such Holder; provided, however, that
                                                        --------  -------
the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (c)  Notices.  All notices and other communications provided for herein
          -------
shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy;

          (i)    if to the Company, as provided in the Purchase Agreement,

          (ii) if to the Initial Purchasers, as provided in the Purchase Agreement, or

          (iii) if to any other person who is then the registered Holder of any Registrable Shares, to the address of such Holder as it appears in the Common Stock register of the Company.

     Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when (v) delivered by hand, if personally delivered, (w) one (1) Business Day after being timely delivered to a next-day air courier, (x) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed, (y) when answered back, if telexed or (z) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

     (d)  Successors and Assigns.   This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder shall be deemed a third party beneficiary of this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Notwithstanding the foregoing, no assignee of the Company shall have any of the rights granted under this Agreement until such assignee shall acknowledge its rights and obligations hereunder by a signed written agreement pursuant to which such assignee accepts such rights and obligations.

     (e)  Counterparts.   This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

     (f)  Governing Law.   This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the Commonwealth of Virginia, as applied to contracts made and performed within the Commonwealth of Virginia without regard to principles of conflicts of law.

     (g)  Severability.  If any term, provision, covenant or restriction of this
          ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (h)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the provisions hereof. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.


                              THE WMF GROUP, LTD.



                              By:  /s/ Shekar Narasimhan
                                  --------------------------------
                                  Name: Shekar Narasimhan
                                  Title:  President and Chief Executive Officer



The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.


HARVARD PRIVATE CAPITAL HOLDINGS, INC.


By: /s/ Michael R. Eisenson
   -------------------------------
   Name:  Michael R. Eisenson
   Title:  Authorized Signatory

By: /s/ Tim R. Palmer
   -------------------------------
   Name:  Tim R. Palmer
   Title:  Authorized Signatory



CAPRICORN INVESTORS II, L.P.

By:  Capricorn Holdings, LLC
Its General Partner


By: /s/ Herbert S. Winokur, Jr.
   -------------------------------
   Name:  Herbert S. Winokur, Jr.
   Title:  Manager

               FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
               ------------------------------------------------

     THIS AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (the "Amendment") is made and entered into as of October 16, 1998, by and among THE WMF GROUP, LTD., a Delaware corporation (the "Company"), HARVARD PRIVATE CAPITAL HOLDINGS, INC., a Massachusetts corporation ("Harvard"), CAPRICORN INVESTORS II, L.P., a Delaware limited partnership ("Capricorn"), DEMETER HOLDINGS CORPORATION, a Massachusetts corporation ("Demeter"), and PHEMUS CORPORATION, a Massachusetts corporation ("Phemus").


                                   RECITALS
                                   --------

     WHEREAS, the Company, Harvard and Capricorn previously had made and entered a Registration Rights Agreement dated June 12, 1998 (the "Registration Rights Agreement"); and

     WHEREAS, the Company, Demeter, Phemus, Harvard and Capricorn have made and entered a Stock Purchase Agreement dated as of October 16, 1998 (the "Stock Purchase Agreement"), whereby Demeter, Phemus and Capricorn have agreed to purchase 3,635,972 shares of the Company's Class A Non-Voting Convertible Preferred Stock, par value $.01 per share (the "Class A Preferred Stock"); and

     WHEREAS, the Company, Demeter, Phemus and Capricorn have made and entered a Standby Purchase Agreement dated as of October 16, 1998 ("Standby Agreement"), whereby Demeter, Phemus, and Capricorn have agreed to purchase 664,028 shares of the Company's common stock not subscribed for by other shareholders during the rights offering to the shareholders planned for early 1999 (the "Rights Offering"); and

     WHEREAS, the parties to this Amendment desire to amend the Registration Rights Agreement to add as parties Demeter and Phemus, so as to include Demeter and Phemus as "Holders" and the Common Stock into which the Class A Preferred Stock purchased pursuant to the Stock Purchase Agreement is convertible and the Common Stock purchased pursuant to the Standby Agreement as "Registrable Shares," as those terms are defined in the Registration Rights Agreement, and to make certain other amendments to the Registration Rights Agreement, as set forth herein;

     THEREFORE, the parties hereby agree that the Registration Rights Agreement is hereby amended to add Demeter and Phemus as parties as follows, effective as of October 16, 1998:

                                   AGREEMENT
                                   ---------

     1. The following definitions shall be added to Section 1 of the Registration Rights Agreement:

          "Demeter:  Demeter Holdings Corporation."
           -------

          "Phemus:  Phemus Corporation."
           ------

          "Purchased Shares:  The shares of Common Stock issuable upon the
           ----------------
     conversion of the Class A Preferred Stock purchased by Demeter, Phemus and Capricorn pursuant to the Stock Purchase Agreement, dated as of October 16, 1998 (the "Stock Purchase Agreement"), by and among the Company, Demeter, Phemus, Harvard and Capricorn; the shares of Common Stock purchased by Demeter, Phemus and Capricorn pursuant to the Standby Purchase Agreement, dated as of October 16, 1998, by and among the Company, Demeter, Phemus and Capricorn; the shares of Common Stock issuable to Commercial Mortgage Investment Trust, Inc. ("COMIT") upon conversion of the Company's subordinated notes held by COMIT pursuant to Section 5.6 of the Stock Purchase Agreement; and the shares of Common Stock issuable upon conversion of the Class A Preferred Stock issuable to COMIT upon conversion of the Company's subordinated notes held by COMIT pursuant to Section 5.6 of the Stock Purchase Agreement."

     2. The definition of "Holder" in Section 1 of the Registration Rights Agreement shall be deleted in its entirety and shall be replaced by the following:

          "Holder:  Each registered holder of any Registrable Shares from time
           ------
     to time, including Demeter, Phemus, the Initial Purchasers and their respective Affiliates."

     3. The definition of "Registrable Shares" in Section 1 of the Registration Rights Agreement shall be deleted in its entirety and shall be replaced by the following:

          "Registrable Shares:  The Purchased Shares, the Exchange Shares and
           ------------------
     any shares of Common Stock replacing or issued as a dividend on the Purchased Shares or the Exchange Shares, upon original issuance thereof and at all times subsequent thereto, until, in the case of any such share, the earliest to occur of (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which it is transferred in compliance with Rule 144 (or any similar provisions then in effect) or (iii) the date on which it is sold to the Company."

     4. Section 3(c) of the Registration Rights Agreement shall be deleted in its entirety and shall be replaced by the following:


          "Limit on Requests.  Each of the Holders (or their assignees) shall be
           -----------------
     entitled to have effected at its request pursuant to this Section 3 (i) one
                                                               ---------
     registration with respect to Exchange Shares and (ii) one registration with respect to Purchased Shares."

     5. The parties hereby ratify and confirm all other provisions of the Registration Rights Agreement without amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to the Registration Rights Agreement to be duly executed as of October 16, 1998.

                              THE WMF GROUP, LTD.



                              By: /s/ Shekar Narasimhan
                                  ----------------------------
                                  Name:  Shekar Narasimhan
                                  Title:  President and Chief Executive Officer

                              HARVARD PRIVATE CAPITAL HOLDINGS, INC.


                              By: /s/ Michael Thonis
                                  ----------------------------
                                  Name:  Michael Thonis
                                  Title:  Authorized Signatory

                              By: /s/ Tim R. Palmer
                                  ----------------------------
                                  Name:  Tim R. Palmer
                                  Title:  Authorized Signatory

                              CAPRICORN INVESTORS II, L.P.


                                  By:  Capricorn Holdings, LLC, a Delaware
                                       limited liability company, its General
                                       Partner

                                     By: /s/ Herbert S. Winokur, Jr.
                                         ----------------------------
                                         Name:  Herbert S. Winokur, Jr.
                                         Title:  Manager

                              PHEMUS CORPORATION


                              By: /s/ Michael Thonis
                                  ----------------------------
                                  Name:  Michael Thonis
                                  Title:  Authorized Signatory

                              By: /s/ Tim R. Palmer
                                  ----------------------------
                                  Name:  Tim R. Palmer
                                  Title:  Authorized Signatory

                              DEMETER HOLDINGS CORPORATION


                              By: /s/ Michael Thonis
                                  ----------------------------
                                  Name:  Michael Thonis
                                  Title:  Authorized Signatory


                              By: /s/ Tim R. Palmer
                                  ----------------------------
                                  Name:  Tim R. Palmer
                                  Title: Authorized Signatory